U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

April 5, 2018

Date of Report

(Date of earliest event reported)

(Exact name of Registrant as specified in its Charter)

Nevada	99-0377457
(State or other jurisdiction of incorporation or formation)	I.R.S. Employer Identification Number

717 Green Valley Road, Suite 200 Greensboro, North Carolina	27408
(Address of principal executive offices)	Zip Code

(678) 401-8601

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On April 2, 2018, Staffing Group Ltd. (the “Company”) permanently closed its three operating branches; Nashville, TN, Raleigh, NC and Indianapolis, IN. Currently the Company has no operating branches.

ITEM 8.01 Other Events

The Company will be exploring strategic alternatives for its staffing assets. The Company has not set a timetable for the completion of the evaluation process or made a decision to pursue any particular strategic alternative.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAFFING GROUP, LTD.

Date: April 5, 2018	By:	/s/ Jonathan Cross
	Name:	Jonathan Cross
	Title:	Chairman/Chief Executive Officer

3